                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This Third Amendment to Credit Agreement (this "Third Amendment") dated as of April 15, 2002, to be effective as set forth in Section 5 hereof, is among
Comstock Resources, Inc., a Nevada corporation ("Borrower"), the Lenders from time to time party to the Credit Agreement (as defined below), Toronto Dominion
(Texas), Inc., ("Administrative Agent"), and The Toronto-Dominion Bank ("Issuing
Bank").

                              PRELIMINARY STATEMENT

     A. The Borrower, the Lenders, the Administrative Agent and the Issuing Bank
have entered into that certain Credit Agreement dated as of December 17, 2001, as amended by the First Amendment to Credit Agreement dated as of December 26,
2001, and as further amended by the Second Amendment to Credit Agreement dated as of February 4, 2002 (such Credit Agreement, as amended by such First
Amendment to Credit Agreement and by such Second Amendment to Credit Agreement, and as otherwise amended, restated or supplemented from time to time until the date hereof, the "Credit Agreement").

     B. The Borrower intends to sell certain Oil and Gas Properties located in
Nueces County, Texas having a fair market value of less than $1,000,000 in the aggregate.

     C. The Borrower, the Administrative Agent, the Issuing Bank and the Lenders
intend to amend Section 10.1 of the Credit Agreement to permit the
Administrative Agent to release from the lien of the Security Documents without the consent of the Lenders any assets of the Borrower or any Guarantor sold, assigned, transferred or conveyed by Borrower or such Guarantor pursuant to a
Disposition permitted by Section 7.5 of the Credit Agreement.

     D. The Borrower, the Lenders, the Administrative Agent and the Issuing Bank
intend to amend certain provisions of the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

     Section 5. Definitions. Unless otherwise defined in this Third Amendment, each capitalized term used in this Third Amendment has the meaning assigned to such term in the Credit Agreement.

     Section 6. Amendment of Credit Agreement. Section 10.1(h) of the Credit
Agreement is hereby amended and restated in its entirety to provide as follows:

          (h) release any collateral under any of the Security Documents, or permit any termination, amendment, modification, waiver or release of any Security Document or an provision thereof, provided that, notwithstanding the foregoing, the consent of the Lenders shall not be required for any release of any collateral under any of the Security
          Documents in connection with a Disposition by the Borrower or any
          Guarantor if such Disposition is permitted by Section 7.5 hereof;

     Section 7. Consent to Release of Liens. The Lenders hereby consent to the release by the Administrative Agent of any and all liens created by any of the
Security Documents on the assets of Comstock Oil & Gas, Inc. set forth on
Exhibit A hereto.

     Section 8. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.

     Section 9. Effectiveness. This Third Amendment shall become effective as of the date first written above upon satisfaction of each of the conditions set forth in this Section 5:

          (a) The Administrative Agent shall have received duly executed counterparts of this Third Amendment from the Borrower, the Issuing
          Bank and each Lender, together with a duly executed consent of each
          Guarantor to this Third Amendment and a ratification of each Loan
          Document to which such Guarantor is a party.

          (b) The Borrower shall have confirmed and acknowledged to the
          Administrative Agent, the Issuing Bank and the Lenders, and by its
          execution and delivery of this Third Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent, the
          Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this Third Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the
          Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency,
          reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (iii) the
          representations and warranties by the Borrower contained in the Credit
          Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

     Section 10. Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law except section
5-1401 of the New York General Obligations Law).

     Section 11. Miscellaneous. (a) On and after the effectiveness of this Third
Amendment, each reference in each Loan Document to "this Agreement", "this
Note", "this Mortgage", "hereunder", "hereof" or words of like import, referring to such Loan Document, and each reference in each other Loan Document to "the
Credit Agreement", "the Notes", "the Mortgages", "thereunder", "thereof" or words of like import referring to the Credit Agreement, the Notes, or the
Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Third Amendment; (b) the execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any other Loan
Party or any right, power or remedy of the Administrative Agent, the Issuing
Bank and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Third Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Third Amendment.

     Section 12. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS
OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                  BORROWER:

                                  COMSTOCK RESOURCES, INC.,
                                  a Nevada corporation

                                  By:/s/ROLAND O. BURNS
                                  ---------------------
                                  Name: Roland O. Burns
                                  Title: Senior Vice President

                                  ADMINISTRATIVE AGENT, ISSUING BANK
                                  AND LENDERS:

                                  TORONTO DOMINION (TEXAS), INC.
                                  as Administrative Agent and Lender

                                  By:/s/NEVA NESBITT
                                  ------------------
                                  Name:  Neva Nesbitt
                                  Title: Vice President

                                  THE TORONTO-DOMINION BANK,
                                  as Issuing Bank

                                  By:/s/NEVA NESBITT
                                  ------------------
                                  Name:  Neva Nesbitt
                                  Title: Manager, Syndication and Credit
                                  Administration

                                  BANK OF MONTREAL,
                                  as Syndication Agent and Lender

                                  By:/s/ JAMES V. DUCOTE
                                  ----------------------
                                  Name: James V. Ducote
                                  Title:   Director

                                  FORTIS CAPITAL CORP.

                                  By:/s/DARRELL W. HOLLEY
                                  -----------------------
                                  Name: Darrell W. Holley
                                  Title:  Managing Direct

                                  By:/s/DAVID MONTGOMERY
                                  ----------------------
                                  Name: David Montgomery
                                  Title: Vice President

                                  BANK OF SCOTLAND

                                  By:/s/JOSEPH FRATUS
                                  -------------------
                                  Name: Joseph Fratus
                                  Title: Vice President

                                  WASHINGTON MUTUAL BANK, FA

                                  By:/s/MARK M. ISENEE
                                     -----------------
                                  Name: Mark M. Isensee
                                  Title:   Vice President

                                  CIBC INC.

                                  By:/s/NIRA Q. CATIKIS
                                  ---------------------
                                  Name: Nura Q. Catikis
                                  Title:Authorized Signatory

                                  COMERICA BANK-TEXAS

                                  By:/s/PETER L. SEFZIK
                                  ---------------------
                                  Name: Peter L. Sefzik
                                  Title: Assistant Vice President

                                  COMPASS BANK

                                  By: /s/DOROTHY MARCHAND
                                  -----------------------
                                  Name: Dorothy Marchand
                                  Title:   Senior Vice President

                                  PNC BANK, NATIONAL ASSOCIATION

                                  By:/s/DOUG CLARK
                                  ----------------
                                  Name: Doug Clark
                                  Title:  Vice President

                                  UNION BANK OF CALIFORNIA, N.A.

                                  By:/s/SEAN MURPHY
                                  -----------------
                                  Name: Sean Murphy
                                  Title: Assistant Vice President

                                  HIBERNIA NATIONAL BANK

                                  By:/s/DARIA MAHONEY
                                  -------------------
                                  Name:  Daria Mahoney
                                  Title: Vice President

                                  NATEXIS BANQUES POPULAIRES

                                  By:/s/DONOVAN C. BROUSSARD
                                  --------------------------
                                  Name:  Donovan C. Broussard
                                  Title: Vice President

                                  By:/s/DANIEL PAYER
                                  ------------------
                                  Name   Daniel Payer
                                  Title: Vice President

                          ACKNOWLEDGMENT BY GUARANTORS

     Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Third Amendment to Credit Agreement dated as of April
15, 2002 (the Third Amendment), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Third Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of
Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Third Amendment.

                  COMSTOCK OIL & GAS, INC.
                  COMSTOCK OIL & GAS HOLDINGS, INC.
                  COMSTOCK OIL & GAS - LOUISIANA, LLC
                  COMSTOCK OFFSHORE, LLC
                  DEVX ENERGY, INC., a Delaware corporation
                  DEVX ENERGY, INC., a Nevada corporation
                  DEVX OPERATING COMPANY

                  By: /s/ROLAND O. BURNS
                  ----------------------
                      Name:  Roland O. Burns
                      Title: Senior Vice President